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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 25, 2002


                         THE HOUSTON EXPLORATION COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                     001-11899                 22-2674487
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)



                           1100 LOUISIANA, SUITE 2000
                           HOUSTON, TEXAS 77002 - 5215
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 830-6800



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ITEM 5.  OTHER EVENTS

         On March 20, 2002, The Houston Exploration Company issued a press release announcing additional hedges for the years ended December 31, 2002 and 2003. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of the Exhibit are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     Press Release, dated March 20, 2002.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE HOUSTON EXPLORATION COMPANY




                                       By: /s/  James F. Westmoreland
                                          --------------------------------------
                                           James F. Westmoreland
                                           Vice President, Chief Accounting
                                           Officer and Secretary


Date:  March 25, 2002




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                                 EXHIBIT INDEX


EXHIBIT
NUMBER               DESCRIPTION
-------              -----------

  99.1               Press Release, dated March 20, 2002.